KNOWLEDGE * DISCIPLINE * SERVICE * CHOICE
----------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(TM)
----------------------------------------------

INVESCO STOCK FUNDS

DYNAMICS
INVESCO ENDEAVOR
GROWTH & INCOME















                                [INVESCO ICON]

                                    INVESCO

ANNUAL REPORT / April 30, 1999

"OUR GOAL GOING FORWARD WILL BE TO STAY TRUE TO OUR NAME BY ALLOWING OUR SHAREHOLDERS TO PARTICIPATE IN THE MOST DYNAMIC INDUSTRIES, WHILE STAYING TRUE TO OUR GROWTH DISCIPLINE, WHICH FOCUSES ONLY ON REAL RESULTS." (PAGE 4)

"OUR PLAN WAS TO CREATE A FUND USING THE BEST IDEAS OF THE INVESCO GROWTH TEAM, AND WE ARE PLEASED THAT THE PROCESS APPEARS TO BE WORKING." (PAGE 5)

Graph:
         This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Dynamics Fund to the value of a $10,000 investment in the S&P MidCap 400 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/99.

Graph:
         This line graph represents a comparison of the value of a $10,000 investment in INVESCO Endeavor Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (10/98) through 4/30/99.

Graph:
         This line graph represents a comparison of the value of a $10,000 investment in INVESCO Growth & Income Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (07/98) through 4/30/99.


                                  TOTAL RETURN,
                              PERIODS ENDED 4/30/99(1)

                         6 months   1 year   5 years*    10 years*   Page number

DYNAMICS                  39.63%    20.83%    23.37%       20.65%         3
         ----------------------------------------------------------------------
INVESCO ENDEAVOR          63.20% (cumulative since inception  10/28/98)   5
GROWTH & INCOME           53.07% (cumulative  since  inception  7/1/98)   6

*Average Annualized

The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year period or since inception through 4/30/99. The chart and other total return figures cited reflect the funds' operating expenses, but the index does not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1)(2)

DYNAMICS FUND
Your Fund's Performance: A Report From The Manager
--------------------------------------------------------------------------------

Dear Shareholder:

The fund has enjoyed very solid results over the past year. We are pleased with this performance on an absolute basis, but also on a relative one, as we avoided the pitfalls that plagued many funds such as ours that do not invest in the market's largest companies. While staying true to our "mid-cap" focus on companies with market valuations of between roughly $1 and $10 billion, we were able to find many medium-capitalization growth companies that met both their earnings and growth targets--two criteria the market has demanded following the financial turmoil of the summer of 1998.

For the year ended April 30,  1999,  the value of your shares rose  20.83%.
This slightly lagged the return of the large-company stocks on S&P 500 over the same period, which rose 21.83%, but it easily surpassed that of the S&P Mid-Cap 400, which rose 6.43%. (Of course, past performance is not a guarantee of future results.)(1),(2)

The fund enjoyed many of its best results in areas of the economy we consider the proper hunting grounds of a growth-oriented portfolio such as ours. These included technology, health care, and financial services, as well as consumer industries such as media, communications, recreation, and retailers. For each of these growth sectors, we perceive fundamental demographic, cultural, or other trends channeling a greater proportion of the nation's wealth to their products.

Recently,   based  largely  on  an  improving  world  financial  situation, investors have begun to broaden their focus away from the largest, favored companies--the new "Nifty Fifty" (or even "Twenty"), as some refer to the group. Instead, investors have begun to pay more attention to smaller firms, which had lagged for some time, and to firms with lower price-to-earnings ratios.

We  are   optimistic   that  this  trend  will  present  a  new  series  of
opportunities for our fund. We focus on companies large enough to have proved their competitive staying power, yet which promise many years of further growth. As investors become more comfortable with the domestic and world economic situations, they may continue to turn toward these companies.


--------------------------------------------------------------------------------
FUND MANAGEMENT
TIMOTHY J. MILLER, CFA
SENIOR VICE PRESIDENT TIM MILLER IS LEAD MANAGER OF INVESCO DYNAMICS FUND. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS A MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST.

THOMAS R.  WALD,  CFA
VICE PRESIDENT TOM WALD CO-MANAGES INVESCO DYNAMICS FUND. TOM BEGAN HIS INVESTMENT CAREER IN 1988. PRIOR TO JOINING INVESCO, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT IN BIRMINGHAM, MICHIGAN. TOM HOLDS A MBA FROM THE WHARTON SCHOOL, UNIVERSITY OF PENNSYLVANIA, AND A BA FROM TULANE UNIVERSITY. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

Of course, other scenarios are possible. Investor sentiment could turn broadly negative or economic growth might stagnate. It is for this reason that we have attempted to build the portfolio in part around growing companies that provide predictable, consistent earnings. Health care and radio stocks, for example, are relatively immune to economic problems, and we own leading firms in both industries.

Recently, much attention has focused on the idea that the market has entered a "new paradigm" in which the old rules do not apply. We tend to differ. Ultimately, we believe, stock performance is a function of earnings, a rule that applies to the Internet as much as it does to the energy industry. Our goal going forward will be to stay true to our name by allowing our shareholders to participate in the most dynamic industries, while staying true to our growth discipline, which focuses only on real results.


/s/ Timothy J. Miller                        /s/ Thomas R. Wald
---------------------                        -------------------
Timothy J. Miller                            Thomas R. Wald
Senior Vice President                        Vice President

INVESCO ENDEAVOR FUND
Your Fund's Performance: A Report From The Manager
--------------------------------------------------------------------------------

Dear Shareholder:

We write this first letter to our shareholders with some gratification about our results, to be sure, but with a greater degree of satisfaction in the process behind INVESCO Endeavor Fund. Our plan was to create a fund using the best ideas of the INVESCO Growth Team, and we are pleased that this strategy appears to be working. While we are aware that the remarkable returns we have enjoyed over the past six months are unlikely to be the norm in the future, we are confident in our strategy of investing across the capitalization spectrum.

Since our inception at the end of October 1998, the value of your shares rose 63.20%. This dramatically surpassed the return of the S&P 500 over the same period, which rose 22.31%. (Of course, past performance is not a guarantee of future results.)(1),(2)

We achieved these returns through no special alchemy, but simply through using INVESCO's growth discipline in its purest form. Our ability to concentrate this fund's holdings in our best stock picks heightened the impact of our successful investments. In addition, because the scope of our research is particularly wide in INVESCO Endeavor Fund, we get the chance to examine more companies before making our choices.

Another important determinant of our performance going forward will be our ability to move along the capitalization spectrum. Throughout most of the last six months, investors favored large-capitalization stocks, and we maintained the majority of our holdings in these companies. In April, however, the tide turned somewhat, and small- and mid-cap stocks began to perform better on a relative basis. Because we anticipate the continuation of this trend, we have adjusted the portfolio, mainly to increase our exposure to medium-sized growth companies.

While INVESCO Endeavor is a new fund, we believe it best represents a blend of the old and the new in investment management. On the one hand, it is new in that it targets aggressive companies in leading sectors such as technology. On the other, however, it is managed in a traditional manner--seeking out the best stocks wherever they may be found.

With an effective process in place, we look forward optimistically. Although we should stress once more that our recent results are unlikely to continue indefinitely, we believe ample opportunity exists in all types of growing companies.

/s/ Timothy J. Miller
---------------------
Timothy J. Miller
Senior Vice President


--------------------------------------------------------------------------------
FUND MANAGEMENT
TIMOTHY J. MILLER, CFA
SENIOR VICE PRESIDENT TIM MILLER OVERSEES INVESCO ENDEAVOR FUND. THE FUND DRAWS ON THE IDEAS OF THE ENTIRE INVESCO GROWTH TEAM, WHICH TIM ALSO HEADS. PRIOR TO JOINING INVESCO, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS A MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST.

GROWTH & INCOME FUND

Your Fund's Performance: A Report From The Manager
--------------------------------------------------------------------------------

Dear Shareholder:

Since the fund's inception last summer, the markets have amazed many investment professionals. In part, this has been simply because of the dramatic swings of the major indexes. Additionally, however, market veterans have noted investors' extreme selectivity, the way in which--over most of this period--they have rewarded only the firms best positioned to profit from new technologies and other favorable conditions. Over the past six months, we have benefited largely because of our holdings in those market leaders.

Since our inception at the beginning of July 1998, the value of your shares rose 53.07%. We are pleased to report this dramatically exceeded the return of the S&P 500 over the same period, which rose 19.12%. (Of course, past performance is not a guarantee of future results.)(1),(2)

Our challenge now is to keep open these avenues of growth while preparing for the inevitable changes in market dynamics. In April, some of these changes were evident as investors dramatically reversed course and redirected assets into so-called "value" stocks with low price-to-earnings ratios. In part, this reflected the opportunites many saw in a rebounding world economy, which appeared to boost the demand for producers of commodities, industrial machinery, and other goods. Consequently, the stocks of many high-growth, high-profile companies suffered.

One approach to dealing with these changes might be to redirect our investments toward value stocks in slower-growing firms and sectors, or to invest in companies that are not leaders in their industries. In our analysis, however, we believe this approach would bring a higher degree of risk than sticking with our growth discipline. As April showed, substantial profits can be made in buying companies whose stocks have been bid down excessively--to buy on sale, perhaps.

We have found, however, that it is much more difficult to time these sales than it is to identify the longer-term trends in the economy. We are much more comfortable, for example, in anticipating the growth of broadband capacity in the communications sector over the next several years than we are in forecasting ore prices over the next several months. Economic and technological trends are much more predictable, we believe, than short-term price trends.

Seeking to help limit risk, therefore, we have chosen a different strategy, one best described as a "barbell" approach. On one side of the barbell, we have maintained a focus on high-growth, higher-risk companies in rapidly growing industries. To moderate our risk, we have balanced this concentration with another on the other side of the barbell, one focused on dividend-yielding stocks in large, established firms. As a result, we have a higher weighting than other INVESCO growth funds in sectors such as energy and consumer staples.

--------------------------------------------------------------------------------
FUND MANAGEMENT
TRENT E. MAY, CFA
VICE PRESIDENT TRENT E. MAY IS LEAD MANAGER OF GROWTH & INCOME FUND. HE RECEIVED A BA FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

It is impossible to insulate the portfolio entirely from market downdrafts, of course, while still maintaining the opportunity to benefit from the growth of leading companies. Yet we believe that in the months to come our barbell approach will serve the often-competing interests of growth and stability.

/s/ Trent May                      /s/ Fritz Meyer
--------------                     ---------------------------
Trent E. May                       Frederick R. "Fritz" Meyer
Vice President                     Vice President









--------------------------------------------------------------------------------
FUND MANAGEMENT
FREDERICK R. "FRITZ" MEYER
VICE PRESIDENT FRITZ MEYER IS CO-MANAGER FOR INVESCO GROWTH & INCOME FUND. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1979 AND JOINED INVESCO IN 1996. PRIOR TO JOINING INVESCO, FRITZ WAS AN EXECUTIVE VICE PRESIDENT AND PORTFOLIO MANAGER WITH NELSON, BENSON & ZELLMER, INC. IN DENVER, COLORADO.

INVESCO | Annual Report | April 30, 1999
Moving Forward
--------------------------------------------------------------------------------
MARKET HEADLINES: MAY 1998 TO APRIL 1999
Beyond a doubt, 1998 was the summer of investors' discontent. U.S. markets dropped dramatically in August after several months of apparent immunity to the global financial crisis. The proximate cause was the Russian loan default, but attention soon turned to the growing credit crunch caused by fears that globalization--recently the focus of so much hope for the American economy--would instead infect the long-lived American expansion with the "Asian contagion."

But if the winter of 1997-1998 taught investors one lesson, it was never to count a good economy down. Low interest rates, strong consumer spending and wage growth, and a virtually non-existent inflation rate combined to guide the U.S. markets out of the storms of world financial crisis. To be sure, troublesome indicators remained: a ballooning trade deficit, sluggish earnings growth for many large international companies, and a worrisomely low personal savings rate. Overall, though, the American economy was as robust as it had been in decades.

Economists and market watchers struggled with the happy task of explaining the continuing strength of the economy's fundamentals. Clearly, interest rate cuts by an accommodating Federal Reserve Board helped. But many wondered if deeper forces were at work. Some pointed to the "wealth effect" on consumer spending caused by healthy portfolio gains from the bull market. Others speculated that new productive vistas opened by technologies such as the Internet may be playing a role in helping companies pay higher wages while keeping costs down. Were we reaping the bounty of a "new economy," optimists wondered?

If we were, the rest of the world appeared trapped in more somber economic realities. Growth in Western Europe began to slow early in the year as its companies suffered from declining exports to emerging markets. Japan and the rest of Asia began crawling out of the hole of financial despair--but while Asian markets reacted exuberantly, it was clear that the region had far to go. In Latin America, markets plunged following a new currency crisis in Brazil before recovering in February.

The world economy could not continue flying on one engine, American financial officials warned their global counterparts. Indeed, the question remained: Would the world join in American prosperity, or would the world's largest economy finally fall prey to slower growth? As new market records were achieved in April, however, more investors seemed to look forward to smooth flying.

--------------------------------------------------------------------------------
Since the funds are actively  managed,  holdings  will change over time.

(1)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(2)The S&P 500 is an unmanaged index of common stocks considered representative of the broad U.S. stock market, while the S&P MidCap 400 is an unmanaged index indicative of domestic mid-capitalization stock prices.

INVESCO | Annual Report | April 30, 1999
Moving Forward
--------------------------------------------------------------------------------
MOVING FORWARD: A REVIEW & STRATEGY SESSION WITH THE MANAGERS

SOME WORRY THAT GROWTH STOCKS HAVE BECOME TOO PRICEY. IS THAT A CONCERN?

FRITZ MEYER: The answer depends on your time horizon--and in your faith in your ability to time these things. Certainly, large growth stocks had dramatically outpaced small-capitalization and value stocks over the last few years. In retrospect, it is easy to see how some snap-back was probably overdue. But we see a long-term trend--dating back at least to the late 1980s--in which globalization, technology, and other forces have rewarded the few select companies that are able to master the changes. The playing field is getting more uneven, and growth companies have been coming out on top.

WILL WE END UP WITH A PERMANENT "NIFTY FIFTY" OR "NIFTY TWENTY" LARGE STOCKS THAT SURGE AHEAD WHILE THE REST OF THE MARKET LANGUISHES?

TRENT MAY: Certainly not, and that is a function of the "creative destruction" unleashed by these same forces. Technological change and other deep forces alter the playing field constantly. The challenge for investors is finding the dominant competitors early enough within the new industries that emerge.

THE PRIMARY EXAMPLE WOULD HAVE TO BE THE INTERNET. HOW DO WE IDENTIFY THE LEADERS THERE?

TIM MILLER: It is very difficult to do at this point, and that is why we are treading carefully. Clearly, a company such as America Online matches our leadership criteria, however. No Internet service provider comes close to them in size and brand awareness. We first identified them as a mid-cap company, and we have benefited from the stock's enormous appreciation. Undoubtedly, America Online has become very expensive, but we still have faith that they are a good investment--probably no other industry will grow as fast as the Internet over the next decade, and America Online is at the top of the pyramid.

OPTIMISTS LOOK FOR NEW AREAS OF GROWTH, WHILE PESSIMISTS PREPARE FOR TROUBLES LURKING AROUND THE CORNER. IS GROWTH INVESTING AT ALL SUITED FOR THE LATTER?

TOM WALD: There are good arguments to be made that, in a recession, you want to own the few companies that are still producing earnings--and that's part of the reason why growth investing fluorished last year in the face of global turmoil. An example of a company we would have faith in, should the American economy sour, would be Allergan Inc., a pharmaceutical company that makes specialty treatments for diseases such as glaucoma. Obviously, the need for their products will be there to some extent, no matter how much the economy slows, and their global operations allow them to diversify their risks.

WHAT SHOULD INVESTORS KNOW ABOUT THE MANAGEMENT PROCESS FOR INVESCO ENDEAVOR
FUND?

TIM MILLER: First of all, they should know that the fundamentals of our stock selection are the same as they have been in our other growth funds--we are not day-trading Internet stocks, for example. The majority of the holdings in INVESCO Endeavor are in our other growth portfolios as well. All the growth managers, search our broader holdings and then choose the few stocks that seem to have the most promise. We buy these for INVESCO Endeavor, and I monitor their weightings to ensure that the portfolio as a whole fits our vision of where we think the best opportunities lie. Lately, we have been working down the average capitalization to take advantage of a movement we see toward smaller-cap stocks.

TEN LARGEST COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
INVESCO Stock Funds, Inc.
April 30, 1999

DESCRIPTION                                            VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
EchoStar Communications Class A                      $46,866,000
Chancellor Media                                      43,900,000
Tandy Corp                                            38,152,831
Bausch & Lomb                                         30,468,750
Providian Financial                                   30,007,031
AFLAC Inc                                             29,295,000
Qwest Communications International                    29,048,750
AnnTaylor Stores                                      28,500,000
Charter One Financial                                 28,437,500
Harrah's Entertainment                                28,160,000

INVESCO ENDEAVOR FUND
Altera Corp                                          $ 5,280,030
America Online                                         5,139,000
Microsoft Corp                                         2,902,856
Viatel Inc                                             2,760,000
Providian Financial                                    2,749,031
Citigroup Inc                                          2,472,715
Chancellor Media                                       2,288,288
Applied Materials                                      1,898,325
NIKE Inc Class B                                       1,834,531
MetroNet Communications Class B Non-Voting Shrs        1,676,100

GROWTH AND INCOME FUND
Exxon Corp                                           $ 2,148,412
General Electric                                       2,011,885
Citigroup Inc                                          1,944,836
Microsoft Corp                                         1,867,748
Johnson & Johnson                                      1,843,237
Bristol-Myers Squibb                                   1,667,244
BankAmerica Corp                                       1,665,720
Merck & Co                                             1,636,825
American International Group                           1,605,958
Pfizer Inc                                             1,589,013

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
INVESCO STOCK FUNDS, INC.
April 30, 1999                                    SHARES OR
                                                  PRINCIPAL
%     DESCRIPTION                                   AMOUNT               VALUE
-------------------------------------------------------------------------------
DYNAMICS FUND
94.29 COMMON STOCKS
1.73  AEROSPACE & DEFENSE
      Alliant Techsystems(a)                       181,500          $14,860,312
      General Dynamics                             283,100           19,887,775
===============================================================================
                                                                     34,748,087
0.23  AUTO PARTS
      O'Reilly Automotive(a)                       100,000            4,575,000
===============================================================================
4.87  BANKS
      First Tennessee National                     468,000           20,182,500
      National Commerce Bancorp                    620,000           15,500,000
      North Fork Bancorp                           880,000           19,800,000
      Northern Trust                               155,000           14,434,375
      US Trust                                     103,000            9,411,625
      Zions Bancorp                                279,400           18,632,488
===============================================================================
                                                                     97,960,988
0.49  BIOTECHNOLOGY
      MedImmune Inc(a)                             100,000            5,512,500
      NeXstar Pharmaceuticals(a)                   250,000            4,328,125
===============================================================================
                                                                      9,840,625
6.17  BROADCASTING
      Chancellor Media(a)                          800,000           43,900,000
      Clear Channel Communications(a)              244,700           17,006,650
      EchoStar Communications Class A(a)           467,200           46,866,000
      Heftel Broadcasting Class A(a)               300,000           16,312,500
===============================================================================
                                                                    124,085,150
5.07  CABLE
      Adelphia Communications Class A(a)            64,600            4,408,950
      Cablevision Systems Class A(a)               200,000           15,475,000
      Flextech PLC(a)                              475,200            6,857,613
      Jones Intercable Class A(a)                  350,000           16,231,250
      NTL Inc(a)                                   225,000           17,156,250
      TCA Cable TV                                 502,500           25,030,781
      USA Networks(a)                              450,000           16,818,750
===============================================================================
                                                                    101,978,594
2.47  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                    200,000            9,562,500
      Comverse Technology(a)                       337,500           21,642,187
      Metromedia Fiber Network Class A(a)          220,000           18,535,000
===============================================================================
                                                                     49,739,687
7.19  COMPUTER RELATED
      Acxiom Corp(a)                               315,000            7,953,750
      Citrix Systems(a)                            152,000            6,460,000
      Exodus Communications(a)                     168,000           15,141,000
      Intuit Inc(a)                                156,500           13,478,562
      Legato Systems(a)                            330,000           13,344,375
      Lexmark International
        Group Class A(a)                            61,000            7,533,500
      Network Appliance(a)                         268,340           13,500,856
      Siebel Systems(a)                            393,000           15,105,938
      Synopsys Inc(a)                              407,000           19,179,875
      USWeb Corp(a)                                279,000            6,260,063
      Verio Inc(a)                                 185,000           13,135,000
      Whittman-Hart Inc(a)                         480,000           13,560,000
===============================================================================
                                                                    144,652,919
                                                  SHARES OR
%     DESCRIPTION                             PRINCIPAL AMOUNT          VALUE
-------------------------------------------------------------------------------
0.26  CONSUMER -- JEWELRY, NOVELTIES & GIFTS
      Boyds Collection Ltd(a)                      300,000           $5,250,000
===============================================================================
1.64  ELECTRICAL EQUIPMENT
      Molex Inc                                    250,000            8,062,500
      Sanmina Corp(a)                              375,000           24,890,625
===============================================================================
                                                                     32,953,125
1.02  ELECTRONICS
      Uniphase Corp(a)                             169,900           20,621,613
===============================================================================
5.93  ELECTRONICS -- SEMICONDUCTOR
      Altera Corp(a)                               381,000           27,527,250
      Linear Technology                            317,000           18,029,375
      Maxim Integrated Products(a)                 465,000           26,040,000
      PMC-Sierra Inc(a)                            146,000           13,997,750
      Vitesse Semiconductor(a)                     322,000           14,912,625
      Xilinx Inc(a)                                412,000           18,797,500
===============================================================================
                                                                    119,304,500
0.93  ENTERTAINMENT
      SFX Entertainment Class A(a)                 302,000           18,648,500
===============================================================================
1.86  EQUIPMENT -- SEMICONDUCTOR
      KLA-Tencor Corp(a)                           392,000           19,453,000
      Teradyne Inc(a)                              381,900           18,020,906
===============================================================================
                                                                     37,473,906
1.49  FINANCIAL
      Providian Financial                          232,500           30,007,031
===============================================================================
0.26  FOODS
      Universal Foods                              250,000            5,250,000
===============================================================================
2.45  GAMING
      Harrah's Entertainment(a)                  1,280,000           28,160,000
      Sun International Hotels Ltd(a)              500,000           21,156,250
===============================================================================
                                                                     49,316,250
2.11  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Allergan Inc                                 305,000           27,411,875
      AmeriSource Health Class A(a)                415,420           11,501,941
      Watson Pharmaceuticals(a)                     85,700            3,470,850
===============================================================================
                                                                     42,384,666
4.34  HEALTH CARE RELATED
      Bard (C R) Inc                               360,000           17,640,000
      Bausch & Lomb                                406,250           30,468,750
      Bergen Brunswig Class A                      470,000            8,930,000
      Biomet Inc                                   545,000           22,345,000
      MedQuist Inc(a)                              232,900            7,976,825
===============================================================================
                                                                     87,360,575
1.02  HOUSEHOLD FURNITURE & APPLIANCES
      Maytag Corp                                  300,000           20,512,500
===============================================================================
2.20  INSURANCE
      AFLAC Inc                                    540,000           29,295,000
      Nationwide Financial
       Services Class A                            324,525           15,049,847
===============================================================================
                                                                     44,344,847
1.85  INVESTMENT BANK/BROKER FIRM
      Legg Mason                                   541,400           18,881,325
      Price (T Rowe) Associates                    490,000           18,466,875
===============================================================================
                                                                     37,348,200
                                                  SHARES OR
%     DESCRIPTION                             PRINCIPAL AMOUNT          VALUE
-------------------------------------------------------------------------------
1.47  LEISURE TIME
      Premier Parks(a)                             605,000          $20,910,313
      Royal Caribbean Cruises Ltd                  235,000            8,680,313
===============================================================================
                                                                     29,590,626
0.89  OFFICE EQUIPMENT & SUPPLIES
      Staples Inc(a)                               600,000           18,000,000
===============================================================================
4.47  OIL & GAS RELATED
      BJ Services(a)                               475,000           12,706,250
      Baker Hughes                                 300,000            8,962,500
      Coflexip SA Sponsored ADR
       Representing 1/2 Ord Shr                    244,500           10,880,250
      Cooper Cameron(a)                            288,300           11,135,587
      Enron Oil & Gas                              200,000            3,800,000
      Global Industries Ltd(a)                     750,000            9,234,375
      Nabors Industries(a)                         350,000            7,196,875
      Noble Drilling(a)                            250,000            4,906,250
      Santa Fe International                       350,000            7,525,000
      Weatherford International(a)                 405,000           13,719,375
===============================================================================
                                                                     90,066,462
1.60  PERSONAL CARE
      Dial Corp                                    475,400           16,163,600
      Estee Lauder Class A                         160,000           16,020,000
===============================================================================
                                                                     32,183,600
1.39  PHOTOGRAPHY & IMAGING
      Gemstar International Group(a)               265,000           27,924,375
===============================================================================
0.92  POLLUTION CONTROL
      Republic Services Class A(a)                 904,200           18,592,613
===============================================================================
0.89  PUBLISHING
      Tribune Co                                   215,000           17,939,063
===============================================================================
0.91  RAILROADS
      Kansas City Southern Industries              309,000           18,404,812
===============================================================================
6.13  RETAIL
      Abercrombie & Fitch Class A(a)               101,800            9,683,725
      AnnTaylor Stores(a)                          600,000           28,500,000
      Costco Cos(a)                                100,000            8,093,750
      Family Dollar Stores                         432,500           10,434,062
      Intimate Brands                              163,600            8,180,000
      Meyer (Fred) Inc(a)                          374,700           20,280,638
      Tandy Corp                                   526,700           38,152,831
===============================================================================
                                                                    123,325,006
1.41  SAVINGS & LOAN
      Charter One Financial                        910,000           28,437,500
===============================================================================
7.54  SERVICES
      Apollo Group Class A(a)                      250,000            6,187,500
      Block (H & R) Inc                            345,000           16,603,125
      Ceridian Corp(a)                             510,000           18,678,750
      CIBER Inc(a)                                  83,500            1,576,062
      Harte-Hanks Inc                              200,000            5,050,000
      ITT Educational Services(a)                  199,600            4,902,675
      Lamar Advertising Class A(a)                 377,900           12,706,888
      Omnicom Group                                260,000           18,850,000
      Outdoor Systems(a)                           550,000           13,853,125
      Paychex Inc                                  365,000           18,637,813
      Snyder Communications(a)                     200,000            5,875,000
      VERITAS Software(a)                          129,000            9,159,000
      WPP Group PLC(a)                           2,230,000           19,711,971
===============================================================================
                                                                    151,791,909
                                                     SHARES OR
%     DESCRIPTION                             PRINCIPAL AMOUNT          VALUE
-------------------------------------------------------------------------------
2.02  TELECOMMUNICATIONS-- CELLULAR & WIRELESS
      Western Wireless Class A(a)                  574,000          $23,569,875
      WinStar Communications(a)                    350,000           17,018,750
===============================================================================
                                                                     40,588,625
3.19  TELECOMMUNICATIONS -- LONG DISTANCE
      AT&T Corp - Liberty Media Group
        Class A(a)                                 339,000           21,653,625
      Allegiance Telecom(a)                        291,700           13,418,200
      Qwest Communications
        International(a)                           340,000           29,048,750
===============================================================================
                                                                     64,120,575
4.71  TELEPHONE
      Century Telephone Enterprises                371,250           14,942,812
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                 350,000           26,731,250
      Intermedia Communications(a)                 470,800           15,153,875
      MetroNet Communications Class B
        Non-Voting Shrs(a)                         250,000           13,875,000
      NEXTLINK Communications Class A(a)           328,000           24,026,000
===============================================================================
                                                                     94,728,937
0.97  TEXTILE -- APPAREL MANUFACTURING
      Jones Apparel Group(a)                       590,000           19,470,000
===============================================================================
0.20  TOYS
      Hasbro Inc                                   116,550            3,977,269
===============================================================================
      TOTAL COMMON STOCKS (Cost $1,363,632,657)                   1,897,498,135
===============================================================================
0.67  PREFERRED STOCKS
0.67  AUTOMOBILES
      Porsche AG Non-Voting Pfd
        (Cost $10,864,437)                           5,500           13,383,700
===============================================================================
5.04  SHORT-TERM INVESTMENTS
4.96  Commercial Paper
4.96  FINANCIAL
      Ford Motor Credit,
        4.830%, 5/3/1999                        $50,000,000          50,000,000
      Sears Roebuck Acceptance,
        4.880%, 5/5/1999                        $50,000,000          50,000,000
===============================================================================
        TOTAL COMMERCIAL PAPER (Cost $100,000,000)                  100,000,000
===============================================================================
0.08  REPURCHASE AGREEMENTS
      Repurchase  Agreement  with
        State Street dated 4/30/1999
        due 5/3/1999 at 4.820%,
        repurchased at $1,524,612
        (Collaterized  by US Treasury
        Bills, Discount Note, due
        10/14/1999 value $1,556,956)
        (Cost $1,524,000)                       $1,524,000           $1,524,000
===============================================================================
      TOTAL SHORT-TERM INVESTMENTS
        (Cost $101,524,000)                                         101,524,000
===============================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $1,476,021,094)
        (Cost for Income Tax
        Purposes $1,484,526,096)                                 $2,012,405,835
===============================================================================
                                                  SHARES OR
%     DESCRIPTION                             PRINCIPAL AMOUNT          VALUE
-------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND
97.15 COMMON STOCKS
1.27  AUTO PARTS
      CSK Auto(a)                                   34,800             $870,000
===============================================================================
1.21  BIOTECHNOLOGY
      MedImmune Inc(a)                              15,000              826,875
===============================================================================
4.47  BROADCASTING
      Broadcast.com Inc(a)                           6,000              769,500
      Chancellor Media(a)                           41,700            2,288,288
===============================================================================
                                                                      3,057,788
3.76  CABLE
      Adelphia Communications Class A(a)            24,000            1,638,000
      TCA Cable TV                                  18,800              936,475
===============================================================================
                                                                      2,574,475
4.38  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Comverse Technology(a)                        23,310            1,494,754
      Digital Microwave(a)                          48,100              613,275
      Nokia Corp Sponsored ADR
        Representing Ord Shrs                       12,000              890,250
===============================================================================
                                                                      2,998,279
8.77  COMPUTER RELATED
      Inktomi Corp(a)                                3,000              359,250
      Mercury Interactive(a)                        17,900              504,556
      Microsoft Corp(a)                             35,700            2,902,856
      Siebel Systems(a)                             34,000            1,306,875
      Verio Inc(a)                                  13,000              923,000
===============================================================================
                                                                      5,996,537
2.10  ELECTRICAL EQUIPMENT
      General Electric                              13,635            1,438,493
===============================================================================
11.77 ELECTRONICS -- SEMICONDUCTOR
      Altera Corp(a)                                73,080            5,280,030
      Applied Micro Circuits(a)                     14,200              757,037
      Maxim Integrated Products(a)                  23,000            1,288,000
      Texas Instruments                              7,095              724,577
===============================================================================
                                                                      8,049,644
2.39  ENTERTAINMENT
      Time Warner                                   23,300            1,631,000
===============================================================================
5.63  EQUIPMENT -- SEMICONDUCTOR
      Applied Materials(a)                          35,400            1,898,325
      Photronics Inc(a)                             28,900              691,794
      Teradyne Inc(a)                               26,700            1,259,906
===============================================================================
                                                                      3,850,025
7.64  FINANCIAL
      Citigroup Inc                                 32,860            2,472,715
      Providian Financial                           21,300            2,749,031
===============================================================================
                                                                      5,221,746
2.68  FOOTWEAR
      NIKE Inc Class B                              29,500            1,834,531
===============================================================================
                                                  SHARES OR
%     DESCRIPTION                             PRINCIPAL AMOUNT          VALUE
-------------------------------------------------------------------------------
3.42  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Pfizer Inc                                    10,710           $1,232,319
      Warner-Lambert Co                             16,300            1,107,381
===============================================================================
                                                                      2,339,700
2.41  HEALTH CARE RELATED
      Bausch & Lomb                                 22,000            1,650,000
===============================================================================
2.80  INVESTMENT BANK/BROKER FIRM
      Legg Mason                                    36,100            1,258,988
      Schwab (Charles) Corp                          6,000              658,500
===============================================================================
                                                                      1,917,488
1.53  MANUFACTURING
      Tyco International Ltd                        12,900            1,048,125
===============================================================================
5.78  OIL & GAS RELATED
      Atwood Oceanics(a)                            32,000            1,116,000
      Chevron Corp                                  15,000            1,496,250
      Schlumberger Ltd                              21,000            1,341,375
===============================================================================
                                                                      3,953,625
8.40  RETAIL
      eBay Inc(a)                                    7,300            1,519,313
      Home Depot                                    18,300            1,096,856
      Meyer (Fred) Inc(a)                           21,400            1,158,275
      Tandy Corp                                    22,000            1,593,625
      Value America(a)                               9,500              374,656
===============================================================================
                                                                      5,742,725
8.56  SERVICES
      America Online(a)                             36,000            5,139,000
      CMGI Inc(a)                                    2,800              712,775
===============================================================================
                                                                      5,851,775
4.88  TELECOMMUNICATIONS -- LONG DISTANCE
      COVAD Communications Group(a)                  6,000              576,000
      Viatel Inc(a)                                 60,000            2,760,000
===============================================================================
                                                                      3,336,000
3.30  TELEPHONE
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                   7,600              580,450
      MetroNet Communications Class B
        Non-Voting Shrs(a)                          30,200            1,676,100
===============================================================================
                                                                      2,256,550
      TOTAL COMMON STOCKS (Cost $51,292,199)                         66,445,381
===============================================================================
2.85  PREFERRED STOCKS
2.85  AUTOMOBILES
      Porsche AG, Non-Voting Pfd
        (Cost $1,725,014)                              800            1,946,720
===============================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $53,017,213)
        (Cost for Income Tax
        Purposes $53,022,364)                                       $68,392,101
===============================================================================
                                                  SHARES OR
%     DESCRIPTION                             PRINCIPAL AMOUNT          VALUE
-------------------------------------------------------------------------------
GROWTH & INCOME FUND
98.27 COMMON STOCKS
0.32  AIRLINES
      Northwest Airlines(a)                          5,000             $170,313
===============================================================================
0.98  AUTOMOBILES
      General Motors                                 5,940              528,289
===============================================================================
3.68  BANKS
      BankAmerica Corp                              23,135            1,665,720
      Wells Fargo                                    7,400              319,588
===============================================================================
                                                                      1,985,308
3.24  BEVERAGES
      Coca-Cola Co                                  18,065            1,228,420
      PepsiCo Inc                                   14,055              519,157
===============================================================================
                                                                      1,747,577
0.81  BROADCASTING
      Infinity Broadcasting Class A(a)              15,805              437,601
===============================================================================
1.32  CABLE
      Comcast Corp Class A                          10,800              709,425
===============================================================================
0.95  CHEMICALS
      du Pont (E I) de Nemours                       7,275              513,797
===============================================================================
2.63  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Lucent Technologies                           15,420              927,127
      Nokia Corp Sponsored ADR
       Representing Ord Shrs                         6,640              492,605
===============================================================================
                                                                      1,419,732
9.70  COMPUTER RELATED
      Cisco Systems(a)                               9,375            1,069,336
      Dell Computer(a)                              25,780            1,061,814
      International Business Machines                5,895            1,233,160
      Microsoft Corp(a)                             22,970            1,867,748
===============================================================================
                                                                      5,232,058
3.73  ELECTRICAL EQUIPMENT
      General Electric                              19,070            2,011,885
===============================================================================
5.74  ELECTRONICS -- SEMICONDUCTOR
      Altera Corp(a)                                15,150            1,094,587
      Intel Corp                                    16,570            1,013,877
      Texas Instruments                              9,680              988,570
===============================================================================
                                                                      3,097,034
0.93  ENTERTAINMENT
      Time Warner                                    7,200              504,000
===============================================================================
1.97  EQUIPMENT -- SEMICONDUCTOR
      Lam Research(a)                               33,765            1,063,597
===============================================================================
6.28  FINANCIAL
      American Express                               4,670              610,311
      Citigroup Inc                                 25,845            1,944,836
      Fannie Mae                                    11,705              830,323
===============================================================================
                                                                      3,385,470
                                                  SHARES OR
%     DESCRIPTION                             PRINCIPAL AMOUNT          VALUE
-------------------------------------------------------------------------------
17.39 HEALTH CARE DRUGS -- PHARMACEUTICALS
      Bristol-Myers Squibb                          26,230           $1,667,244
      Johnson & Johnson                             18,905            1,843,237
      Lilly (Eli) & Co                              20,115            1,480,967
      Merck & Co                                    23,300            1,636,825
      Pfizer Inc                                    13,810            1,589,013
      Schering-Plough Corp                           9,790              472,979
      Warner-Lambert Co                             10,220              694,321
===============================================================================
                                                                      9,384,586
3.95  HOUSEHOLD PRODUCTS
      Colgate-Palmolive Co                           5,725              586,455
      Procter & Gamble                              16,440            1,542,278
===============================================================================
                                                                      2,128,733
2.98  INSURANCE
      American International Group                  13,675            1,605,958
===============================================================================
1.64  MANUFACTURING
      Tyco International Ltd                        10,890              884,813
===============================================================================
7.52  OIL & GAS RELATED
      Baker Hughes                                   9,200              274,850
      Chevron Corp                                  13,245            1,321,189
      Exxon Corp                                    25,865            2,148,412
      Schlumberger Ltd                               4,925              314,584
===============================================================================
                                                                      4,059,035
2.09  PERSONAL CARE
      Gillette Co                                   21,610            1,127,772
===============================================================================
9.26  RETAIL
      CVS Corp                                      18,660              888,683
      Dayton Hudson                                 15,235            1,025,506
      Home Depot                                    13,995              838,825
      Safeway Inc(a)                                15,470              834,413
      Wal-Mart Stores                               30,660            1,410,360
===============================================================================
                                                                      4,997,787
4.29  TELECOMMUNICATIONS -- LONG DISTANCE
      AT&T Corp                                     30,413            1,535,831
      MCI WorldCom(a)                                9,460              777,494
===============================================================================
                                                                      2,313,325
5.35  TELEPHONE
      BellSouth Corp                                30,170            1,350,107
      SBC Communications                            27,375            1,533,000
===============================================================================
                                                                      2,883,107
1.52  TOBACCO
      Philip Morris                                 23,320              817,658
===============================================================================
      TOTAL COMMON STOCKS (Cost $46,128,048)                         53,008,860
1.03  FIXED INCOME SECURITIES
1.03  PUBLISHING
      Tribune Co, Exch Sub Deb, PHONES(b)
        2.000%, 5/15/2029 (Cost $533,800)          $340,000             552,925
===============================================================================

                                                  SHARES OR
%     DESCRIPTION                             PRINCIPAL AMOUNT          VALUE
-------------------------------------------------------------------------------
0.70  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
      Repurchase Agreement with State
        Street dated  4/30/1999 due
        5/3/1999 at 4.820%, repurchased
        at $375,151 (Collateralized
        by US Treasury Bills, Discount
        Note due 10/14/1999, value
        $386,791) (Cost $375,000)                 $375,000              375,000
===============================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $47,036,848)
        (Cost for Income Tax
        Purposes $47,930,222)                                       $53,936,785
===============================================================================

(a)   Security is non-income producing.
(b)   PHONES -- Participation Hybird Option Notes Exchangable Securities

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
INVESCO Stock Funds, Inc.
April 30, 1999
                                                                  INVESCO
                                              DYNAMICS           ENDEAVOR
                                                  FUND               FUND
-------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                             $1,476,021,094       $53,017,213
===============================================================================
  At Value(a)                            $2,012,405,835       $68,392,101
Cash                                              6,413           538,917
Receivables:
  Investment Securities Sold                 71,810,906         3,951,886
  Fund Shares Sold                           21,303,235         1,727,966
  Dividends and Interest                        405,684            17,621
Prepaid Expenses and Other Assets                89,546            51,791
===============================================================================
TOTAL ASSETS                              2,106,021,619        74,680,282
===============================================================================
LIABILITIES
Payables:
  Investment Securities Purchased            56,935,746         1,902,004
  Fund Shares Repurchased                     4,329,669           170,300
Accrued Distribution Expenses                   402,222            15,262
Accrued Expenses and Other Payables              32,966               321
===============================================================================
TOTAL LIABILITIES                            61,700,603         2,087,887
===============================================================================
NET ASSETS AT VALUE                      $2,044,321,016       $72,592,395
===============================================================================
NET ASSETS
Paid-in Capital(b)                       $1,457,662,927       $52,697,446
Accumulated Undistributed
  Net Investment Loss                          (61,368)         (154,763)
Accumulated Undistributed
  Net Realized Gain on
  Investment Securities and
  Foreign Currency Transactions              50,335,869         4,674,887
Net Appreciation of Investment
  Securities and Foreign
  Currency Transactions                     536,383,588        15,374,825
===============================================================================
NET ASSETS AT VALUE                      $2,044,321,016       $72,592,395
===============================================================================
Shares Outstanding                          112,641,987         4,448,439
NET ASSET VALUE, Offering
  and Redemption Price per Share                 $18.15            $16.32
===============================================================================

(a)Investment securities at cost and value at April 30, 1999 include a repurchase agreement of $1,524,000 for Dynamics Fund.

(b)The Fund has 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to Dynamics Fund, 100 million have been allocated to INVESCO Endeavor Fund and 100 million have been allocated to Growth and Income Fund.

See Notes to Financial Statements

-------------------------------------------------------------------------------
INVESCO Stock Funds, Inc.
April 30, 1999
                                                                    GROWTH &
                                                                 INCOME FUND
-------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                    $ 47,036,848
===============================================================================
  At Value(a)                                                   $ 53,936,785
Cash                                                                   3,346
Receivables:
  Fund Shares Sold                                                   115,123
  Dividends and Interest                                              48,210
Prepaid Expenses and Other Assets                                     46,168
===============================================================================
TOTAL ASSETS                                                      54,149,632
===============================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                    133,386
  Fund Shares Repurchased                                              9,622
Accrued Distribution Expenses                                         11,202
Accrued Expenses and Other Payables                                    1,600
===============================================================================
TOTAL LIABILITIES                                                    155,810
===============================================================================
NET ASSETS AT VALUE                                             $ 53,993,822
===============================================================================
NET ASSETS
Paid-in Capital(b)                                              $ 43,885,027
Accumulated Undistributed Net Investment Loss                           (186)
Accumulated Undistributed Net Realized Gain
  on Investment Securities                                         3,209,044
Net Appreciation of Investment Securities                          6,899,937
===============================================================================
NET ASSETS AT VALUE                                             $ 53,993,822
===============================================================================
Shares Outstanding                                                 3,713,467
NET ASSET VALUE, Offering and Redemption
  Price per Share                                                    $ 14.54
===============================================================================

(a)Investment securities at cost and value at April 30, 1999 include a repurchase agreement of $375,000.

(b)The Fund has 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to Dynamics Fund, 100 million have been allocated to INVESCO Endeavor Fund and 100 million have been allocated to Growth and Income Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------
INVESCO Stock Funds, Inc.
Period Ended April 30, 1999 (Note 1)
                                                           INVESCO
                                            DYNAMICS      ENDEAVOR
                                                FUND          FUND
--------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                 $5,260,908      $153,450
Interest                                   3,806,182        89,701
  Foreign Taxes Withheld                     (39,151)       (1,375)
====================================================================
  TOTAL INCOME                             9,027,939       241,776
====================================================================
EXPENSES
Investment Advisory Fees                   7,750,919       206,836
Distribution Expenses                      3,613,324        68,945
Transfer Agent Fees                        2,693,081        52,532
Administrative Fees                          226,800         9,217
Custodian Fees and Expenses                  243,127         7,372
Directors' Fees and Expenses                  66,958         3,025
Professional Fees and Expenses                66,440        17,809
Registration Fees and Expenses               138,207        23,652
Reports to Shareholders                      303,983        10,330
Other Expenses                                45,889         1,096
====================================================================
  TOTAL EXPENSES                          15,148,728       400,814
  Fees and Expenses Paid Indirectly         (234,356)       (4,275)
====================================================================
     NET EXPENSES                         14,914,372       396,539
====================================================================
NET INVESTMENT LOSS                       (5,886,433)     (154,763)
====================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                   57,564,185     4,675,087
  Foreign Currency Transactions              (51,357)         (200)
====================================================================
     Total Net Realized Gain              57,512,828     4,674,887
====================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                  284,174,283    15,473,389
  Foreign Currency Transactions           (1,078,803)      (98,564)
====================================================================
     Total Net Appreciation              283,095,480   15,374,825
====================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS          340,608,308   20,049,712
====================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                       $334,721,875  $19,894,949
====================================================================

See Notes to Financial Statements

INVESCO Stock Funds, Inc.
Period Ended April 30, 1999 (Note 1)
                                                      GROWTH &
                                                   INCOME FUND
----------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                         $    294,923
Interest                                                55,415
  Foreign Taxes Withheld                                  (935)
================================================================
  TOTAL INCOME                                         349,403
================================================================
EXPENSES
Investment Advisory Fees                               209,172
Distribution Expenses                                   69,724
Transfer Agent Fees                                     70,040
Administrative Fees                                     12,517
Custodian Fees and Expenses                             14,482
Directors' Fees and Expenses                             5,297
Professional Fees and Expenses                          18,142
Registration Fees and Expenses                          65,749
Reports to Shareholders                                 15,211
Other Expenses                                           1,210
===============================================================
  TOTAL EXPENSES                                       481,544
  Fees and Expenses Absorbed by Investment Adviser     (53,659)
  Fees and Expenses Paid Indirectly                     (7,906)
===============================================================
     NET EXPENSES                                      419,979
===============================================================
NET INVESTMENT LOSS                                    (70,576)
===============================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain on Investment Securities           5,112,480
Change in Net Appreciation of
  Investment Securities                              6,899,937
===============================================================
NET GAIN ON INVESTMENT SECURITIES                   12,012,417
===============================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS        $ 11,941,841
===============================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
Dynamics Fund
                                                        YEAR ENDED APRIL 30
------------------------------------------------------------------------------
                                                       1999             1998
OPERATIONS
Net Investment Loss                            $(5,886,433)      $(4,623,573)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions              57,512,828       220,083,978
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions  283,095,480       236,377,288
===============================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS      334,721,875       451,837,693
===============================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions           (115,015,920)     (133,519,730)
===============================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                 2,129,570,413     1,320,495,638
Reinvestment of Distributions                   113,049,160       130,727,993
===============================================================================
                                              2,242,619,573     1,451,223,631
Amounts Paid for Repurchases of Shares      (1,758,303,356)   (1,191,638,369)
===============================================================================
NET INCREASE IN NET ASSETS FROM FUND
  SHARE TRANSACTIONS                            484,316,217       259,585,262
===============================================================================
TOTAL INCREASE IN NET ASSETS                    704,022,172       577,903,225
NET ASSETS
Beginning of Period                           1,340,298,844       762,395,619
===============================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($61,368) and ($37,999), respectively)     $2,044,321,016    $1,340,298,844
===============================================================================

               -------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                     135,833,566         88,367,135
Shares Issued from Reinvestment
  of Distributions                                8,011,923          9,785,039
===============================================================================
                                                143,845,489         98,152,174
Shares Repurchased                            (112,899,930)       (79,868,425)
===============================================================================
NET INCREASE IN FUND SHARES                      30,945,559         18,283,749
===============================================================================

See Notes to Financial Statements

INVESCO Endeavor Fund
                                                                  PERIOD ENDED
                                                                      APRIL 30
-------------------------------------------------------------------------------
                                                                          1999
                                                                      (Note 1)
OPERATIONS
Net Investment Loss                                                 $(154,763)
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions                                      4,674,887
Change in Net Appreciation of Investment Securities
  and Foreign Currency Transactions                                 15,374,825
===============================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                          19,894,949
===============================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                      154,292,260
Amounts Paid for Repurchases of Shares                           (101,594,814)
===============================================================================
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS             52,697,446
===============================================================================
TOTAL INCREASE IN NET ASSETS                                        72,592,395
NET ASSETS
Beginning of Period (Note 1)                                                 0
===============================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($154,763))                               $72,592,395
===============================================================================

               ------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                         11,384,455
Shares Repurchased                                                 (6,936,016)
===============================================================================
NET INCREASE IN FUND SHARES                                          4,448,439
===============================================================================

See Notes to Financial Statements

Growth & Income Fund
                                                                  PERIOD ENDED
                                                                      APRIL 30
-------------------------------------------------------------------------------
                                                                          1999
                                                                      (Note 1)
OPERATIONS
Net Investment Loss                                                  $(70,576)
Net Realized Gain on Investment Securities                           5,112,480
Change in Net Appreciation of Investment Securities                  6,899,937
===============================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                          11,941,841
===============================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities                         (1,833,046)
===============================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                      103,261,159
Reinvestment of Distributions                                        1,763,814
===============================================================================
                                                                   105,024,973
Amounts Paid for Repurchases of Shares                            (61,389,946)
===============================================================================
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS             43,635,027
===============================================================================
TOTAL INCREASE IN NET ASSETS                                        53,743,822
NET ASSETS
Initial Subscription (Note 1)                                          250,000
Beginning of Period                                                          0
===============================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($186))                                  $ 53,993,822
===============================================================================

               ----------------------------------------------------

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                          25,000
Shares Sold                                                         8,250,996
Shares Issued from Reinvestment of Distributions                      137,476
===============================================================================
                                                                    8,413,472
Shares Repurchased                                                (4,700,005)
===============================================================================
NET INCREASE IN FUND SHARES                                         3,713,467
===============================================================================

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS - INVESCO STOCK FUNDS, INC.
-------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. (formerly known as INVESCO Equity Funds, Inc. which was formerly known as INVESCO Capital Appreciation Funds, Inc.) (the "Fund") is incorporated in Maryland and presently consists of three separate Funds: Dynamics Fund, INVESCO Endeavor Fund and Growth & Income Fund. On August 4, 1998, the board of directors of the Fund approved a name change to INVESCO Stock Funds, Inc. The investment objective of each Fund is to seek appreciation of capital. INVESCO Endeavor and Growth and Income Funds commenced investment operations on October 28, 1998 and July 1, 1998, respectively. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. PARTICIPATION HYBRID OPTION NOTES EXCHANGABLE SECURITIES -- The Fund invests in participation hybrid option notes exchangable securities ("PHONES") whose market value is derived from the market value of America Online common stock plus a fluctuating premium. The evaluated bid price is determined by a pricing service approved by the Fund's board of directors and marked-to-market daily. The related appreciation or depreciation is presented in the Statement of Assets and Liabilities and any realized gain or loss incurred by the Fund upon the sale or maturity of the PHONES will be presented in the Statement of Operations.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

E. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. Dynamics Fund incurred and elected to defer post-October 31 net foreign currency losses of $994 to the year ended July 31, 1999.

To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discounts, amortized premiums, nontaxable dividends, net operating losses and expired capital loss carryforwards.

For the period ended April 30, 1999, the effects of such differences were as follows:

                                                       ACCUMULATED
                                     ACCUMULATED     UNDISTRIBUTED
                                   UNDISTRIBUTED      NET REALIZED
                                             NET           GAIN ON
                                      INVESTMENT        INVESTMENT
FUND                                      INCOME        SECURITIES
-------------------------------------------------------------------
Dynamics Fund                         $5,863,064       $(5,863,064)
INVESCO Endeavor Fund                          0                 0
Growth and Income Fund                    70,390           (70,390)

Net investment income (loss), net realized gains, paid-in capital and net assets were not affected.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Dynamics Fund are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                               AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
                                      $500     $700       $1       $2       $4       $6
          $0 TO    $0 TO  $350 TO  MILLION  MILLION  BILLION  BILLION  BILLION  BILLION     OVER
           $350     $500     $700    TO $1    TO $2    TO $2    TO $4    TO $6    TO $8       $8
FUND    MILLION  MILLION  MILLION  BILLION  BILLION  BILLION  BILLION  BILLION  BILLION  BILLION
--------------------------------------------------------------------------------------------------
Dynamics
  Fund    0.60%      --     0.55%      --     0.50%      --     0.45%*   0.40%*  0.375%*   0.35%*
INVESCO
  Endeavor
  Fund~     --    0.75%       --    0.65%      --      0.55%    0.45%    0.40%   0.375%    0.35%
Growth &
  Income
  Fund~     --    0.75%       --    0.65%      --      0.55%    0.45%    0.40%   0.375%    0.35%

~ Prior to May 13, 1999, the investment advisory fee was computed at an annual rate of 0.75% of each Fund's average net assets. Effective May 13, 1999, the investment advisory fee is contractual and is computed at the above rates.

* These additional contractual breakpoints became effective May 13, 1999, for Dynamics Fund.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the period ended April 30,
1999,  Dynamics,   INVESCO  Endeavor  and  Growth  &  Income  Funds  paid  the
Distributor $3,480,792, $53,683 and $58,522, respectively, under the plan of distribution.

IFG receives a transfer agent fee from each Fund at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Agreement, each Fund paid IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Effective May 13, 1999, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets.

IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Growth and Income Fund.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                      PURCHASES            SALES
-------------------------------------------------------------------------------
Dynamics Fund                        $2,047,869,006   $1,779,417,631
INVESCO Endeavor Fund                   103,332,606       54,990,480
Growth & Income Fund                     84,122,761       42,573,393

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At April 30, 1999, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                              GROSS           GROSS              NET
FUND                   APPRECIATION    DEPRECIATION     APPRECIATION
-------------------------------------------------------------------------------
Dynamics Fund          $548,868,684     $20,988,945     $527,879,739
INVESCO Endeavor Fund    16,747,497       1,377,760       15,369,737
Growth & Income Fund      6,985,353         978,790        6,006,563

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

The Funds have adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Funds who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

Pension expenses for the period ended April 30, 1999, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                            UNFUNDED
                            PENSION          ACCRUED       PENSION
FUND                       EXPENSES    PENSION COSTS     LIABILITY
----------------------------------------------------------------------
Dynamics Fund               $23,756          $37,426       $97,789
Growth & Income Fund            192              491           678

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the period ended April 30, 1999 for INVESCO Endeavor Fund.

The independent directors have contributed to a deferred fee agreement, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO or Treasurer's Series Funds, Inc.

NOTE 6 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At April 30, 1999, there were no such borrowings.

          ------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Stock Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dynamics Fund, INVESCO Endeavor Fund and Growth & Income Fund (constituting INVESCO Stock Funds, Inc., formerly known as INVESCO Equity Funds, Inc. which was formerly known as INVESCO Capital Appreciation Funds, Inc., hereafter referred to as the "Fund") at April 30, 1999, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
June 4, 1999

FINANCIAL HIGHLIGHTS
--------------------
Dynamics Fund
(For A Fund Share Outstanding Throughout Each Period)

  YEAR ENDED APRIL 30
-------------------------------------------------------------------------------------
                                        1999      1998      1997      1996      1995
PER SHARE DATA
Net Asset Value-Beginning of Period   $16.41    $12.02    $13.61    $11.38    $10.15
=====================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(a)         0.00     (0.05)    (0.04)     0.02      0.03
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)        3.04      6.39     (0.19)     3.94      1.34
======================================================================================
TOTAL FROM INVESTMENT OPERATIONS        3.04      6.34     (0.23)     3.96      1.37
======================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b) 0.00      0.00      0.00      0.02      0.03
Distributions from Capital Gains        1.30      1.95      1.36      1.71      0.11
======================================================================================
TOTAL DISTRIBUTIONS                     1.30      1.95      1.36      1.73      0.14
======================================================================================
Net Asset Value-- End of Period       $18.15    $16.41    $12.02    $13.61    $11.38
======================================================================================

TOTAL RETURN                           20.83%    56.42%   (2.34%)    36.32%    13.57%

RATIOS
Net Assets-- End of
  Period ($000 Omitted)          $2,044,321 $1,340,299  $762,396   $778,416 $421,600
Ratio of Expenses to
  Average Net Assets               1.05%(c)   1.08%(c)  1.16%(c)   1.14%(c) 1.20%(d)
Ratio of Net Investment Income
  (Loss) to Average Net Assets      (0.41%)    (0.43%)   (0.31%)      0.16% 0.33%(d)
Portfolio Turnover Rate               129%       178%      204%        196%     176%

(a)Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended April 30, 1999.

(b)Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.

(c)Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

(d)Various expenses of the Fund were voluntarily absorbed by IFG for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.

FINANCIAL HIGHLIGHTS
--------------------
INVESCO Endeavor Fund
(For A Fund Share Outstanding Throughout Each Period)
                                                                 PERIOD ENDED
                                                                     APRIL 30
-------------------------------------------------------------------------------
                                                                       1999(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period                                  $10.00
===============================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                     (0.03)
Net Gains on Securities (Both Realized and Unrealized)                   6.35
===============================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         6.32
===============================================================================
Net Asset Value-- End of Period                                        $16.32
===============================================================================

TOTAL RETURN                                                           63.20%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)                            $72,592
Ratio of Expenses to Average Net Assets(c)                              1.43%(d)
Ratio of Net Investment Loss to Average Net Assets                    (0.55%)(d)
Portfolio Turnover Rate                                                  107%(b)


(a)From October 28, 1998, commencement of investment operations, to April 30, 1999.

(b)Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

(c)Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

(d)Annualized

FINANCIAL HIGHLIGHTS
--------------------
Growth & Income Fund
(For A Fund Share Outstanding Throughout Each Period)
                                                                PERIOD ENDED
                                                                     APRIL 30
-------------------------------------------------------------------------------
                                                                       1999(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period                                  $10.00
===============================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss (b)                                                  0.00
Net Gains on Securities (Both Realized and Unrealized)                   5.22
===============================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         5.22
===============================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                                         0.68
===============================================================================
Net Asset Value-- End of Period                                        $14.54
===============================================================================

TOTAL RETURN                                                          53.07%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                            $53,994
Ratio of Expenses to Average Net Assets(d)(e)                          1.52%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                (0.25%)(f)
Portfolio Turnover Rate                                                 121%(c)

(a)From July 1, 1998, commencement of investment operations, to April 30, 1999.

(b)Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended April 30, 1999.

(c)Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

(d)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any offset arrangements.

(e)Various expenses of the Fund were voluntarily absorbed by IFG for the period ended April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.71% (annulaized) and the ratio of net investment loss to average net assets would have been (0.44%) (annualized).

(f)Annualized

OTHER INFORMATION
-----------------
UNAUDITED

On May 20, 1999, a special meeting of the shareholders of each Fund was held at which the ten directors identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1) and the approval of changes to the fundamental investment restrictions identified below (Proposal 2) were ratified. The following is a report of the votes cast:
                                                        WITHHELD/
NOMINEE/PROPOSAL                      FOR     AGAINST     ABSTAIN         TOTAL
-------------------------------------------------------------------------------
DYNAMICS FUND
Charles W. Brady               54,672,304           0   5,473,211    60,145,515
Fred A. Deering                54,667,065           0   5,478,450    60,145,515
Mark H. Williamson             54,688,140           0   5,457,375    60,145,515
Dr. Victor L. Andrews          54,673,560           0   5,471,955    60,145,515
Bob R. Baker                   54,702,313           0   5,443,202    60,145,515
Lawrence H. Budner             54,691,041           0   5,454,474    60,145,515
Dr. Wendy Lee Gramm            54,718,191           0   5,427,324    60,145,515
Kenneth T. King                54,649,126           0   5,496,389    60,145,515
John W. McIntyre               54,677,189           0   5,468,326    60,145,515
Dr. Larry Soll                 54,726,593           0   5,418,922    60,145,515

Proposal 1                     56,514,522     315,244   3,315,747    60,145,513

Proposal 2
Modification of Fundamental
  Investment Restrictions on:
a --Issuer diversification     50,603,362   1,484,717   8,057,436    60,145,515
b --Industry concentration
  and adoption of non-
  fundamental restriction
  on classification of domestic
  and foreign banking          50,609,220   1,478,859   8,057,436    60,145,515
c --Underwriting securities    50,612,003   1,476,076   8,057,436    60,145,515
d --Borrowing and adoption
  of non-fundamental
  restriction on borrowing     50,602,089   1,485,990   8,057,436    60,145,515
e --Preference shares and
  funded debt                  50,601,646   1,486,433   8,057,436    60,145,515
f --Loans                      50,596,104   1,491,975   8,057,436    60,145,515
g --Investing in real estate
  and commodities              50,597,879   1,490,200   8,057,436    60,145,515
h --Investing in another
  investment company and
  adoption of non-fundamental
  restriction on investing in
  another investment company   50,603,274   1,484,805   8,057,436    60,145,515

-----------------------------
                                                        WITHHELD/
NOMINEE/PROPOSAL                      FOR     AGAINST     ABSTAIN         TOTAL
-------------------------------------------------------------------------------
Dynamics Fund (Continued)
Elimination of Fundamental
  Investment Restrictions on:
i --  Short sales and margin
  purchases and adoption of
  non-fundamental restriction
  on short sales and margin
  purchases                    50,604,039   1,484,040   8,057,436    60,145,515
j -- Investing in companies for
  the purpose of exercising
  control or management        50,600,871   1,487,208   8,057,436    60,145,515
k -- Investing in securities that
  are illiquid or not readily
  marketable and adoption of
  non-fundamental restriction
  on investing in illiquid
  securities                   50,598,709   1,489,370   8,057,436    60,145,515
l -- Purchase of securities of
  issuers owned by directors and
  officers of the Funds or their
  investment adviser           50,598,422   1,489,657   8,057,436    60,145,515

INVESCO Endeavor Fund
Charles W. Brady                2,265,136           0      53,587     2,318,723
Fred A. Deering                 2,265,265           0      53,458     2,318,723
Mark H. Williamson              2,265,344           0      53,379     2,318,723
Dr. Victor L. Andrews           2,259,411           0      59,312     2,318,723
Bob R. Baker                    2,266,009           0      52,714     2,318,723
Lawrence H. Budner              2,265,833           0      52,890     2,318,723
Dr. Wendy Lee Gramm             2,259,352           0      59,371     2,318,723
Kenneth T. King                 2,265,558           0      53,165     2,318,723
John W. McIntyre                2,265,750           0      52,973     2,318,723
Dr. Larry Soll                  2,259,460           0      59,263     2,318,723

Proposal 1                      2,227,725      11,953      79,044     2,318,722

Proposal 2
Modification of Fundamental
  Investment Restrictions on:
a --Issuer diversification      1,778,591      74,530     465,602     2,318,723
b --Industry concentration
  and adoption of non-
  fundamental restriction
  on classification of domestic
  and foreign banking           1,778,591      74,530     465,602     2,318,723
c --Underwriting securities     1,778,591      74,530     465,602     2,318,723

-----------------------------
                                                        WITHHELD/
NOMINEE/PROPOSAL                      FOR     AGAINST     ABSTAIN         TOTAL
-------------------------------------------------------------------------------
INVESCO Endeavor Fund (CONTINUED)
d -- Borrowing and adoption
  of non-fundamental
  restriction on borrowing      1,778,591      74,530     465,602     2,318,723
e --Preference shares and
  funded debt                   1,778,591      74,530     465,602     2,318,723
f --Loans                       1,778,591      74,530     465,602     2,318,723
g --Investing in real estate
  and commodities               1,778,491      74,630     465,602     2,318,723
h --Investing in another
  investment company and
  adoption of non-fundamental
  restriction on investing in
  another investment company    1,778,591      74,530     465,602     2,318,723
Elimination of Fundamental
  Investment Restrictions on:
i --  Short  sales  and  margin
  purchases  and  adoption  of
  non-fundamental restriction
  on short sales and margin
  purchases                     1,778,491      74,630     465,602     2,318,723
j --Investing in companies for
  the purpose of exercising
  control or management         1,778,591      74,530     465,602     2,318,723
k -- Investing in securities that
  are illiquid or not readily
  marketable and adoption of
  non-fundamental restriction
  on investing in illiquid
  securities                    1,778,491      74,630     465,602     2,318,723
l --Purchase of securities of
  issuers owned by directors and
  officers of the Funds or their
  investment adviser            1,778,591      74,530     465,602     2,318,723

Growth & Income Fund
Charles W. Brady                2,055,985           0     107,109     2,163,094
Fred A. Deering                 2,057,153           0     105,941     2,163,094
Mark H. Williamson              2,057,048           0     106,046     2,163,094
Dr. Victor L. Andrews           2,056,509           0     106,585     2,163,094
Bob R. Baker                    2,057,611           0     105,483     2,163,094
Lawrence H. Budner              2,057,046           0     106,048     2,163,094
Dr. Wendy Lee Gramm             2,056,938           0     106,156     2,163,094
Kenneth T. King                 2,056,773           0     106,321     2,163,094
John W. McIntyre                2,057,753           0     105,341     2,163,094
Dr. Larry Soll                  2,058,305           0     104,789     2,163,094

-----------------------------
                                                        WITHHELD/
NOMINEE/PROPOSAL                      FOR     AGAINST     ABSTAIN         TOTAL
-------------------------------------------------------------------------------
Growth & Income Fund (Continued)
Proposal 1                      2,085,205      19,582      58,305     2,163,092

Proposal 2
Modification of Fundamental
  Investment Restrictions on:
a --Issuer diversification      1,636,280     107,548     419,266     2,163,094
b --Industry concentration
  and adoption of non-
  fundamental restriction
  on classification of domestic
  and foreign banking           1,636,280     107,548     419,266     2,163,094
c --Underwriting securities     1,636,280     107,548     419,266     2,163,094
d --Borrowing and adoption
  of non-fundamental
  restriction on borrowing      1,636,280     107,548     419,266     2,163,094
e --Preference shares and
  funded debt                   1,633,525     110,303     419,266     2,163,094
f --Loans                       1,636,280     107,548     419,266     2,163,094
g --Investing in real estate
  and commodities               1,636,231     107,597     419,266     2,163,094
h --Investing in another
  investment company and
  adoption of non-fundamental
  restriction on investing in
  another investment company    1,636,280     107,548     419,266     2,163,094
Elimination of Fundamental
  Investment Restrictions on:
i --  Short  sales  and  margin
  purchases  and  adoption  of
  non-fundamental restriction
  on short sales and margin
  purchases                     1,636,280     107,548     419,266     2,163,094
j --Investing in companies for
  the purpose of exercising
  control or management         1,636,280     107,548     419,266     2,163,094
k -- Investing in securities that
  are illiquid or not readily
  marketable and adoption of
  non-fundamental restriction
  on investing in illiquid
  securities                    1,636,280     107,548     419,266     2,163,094
l --Purchase of securities of
  issuers owned by directors and
  officers of the Funds or their
  investment adviser            1,636,280     107,548     419,266     2,163,094

YEAR 2000 COMPUTER ISSUE.

Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems
Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than will be issuers in the U.S.

                          INVESCO Family Of Funds
                                                                     Newspaper
Fund Name               Fund Code          Ticker Symbol            Abbreviation
--------------------------------------------------------------------------------
INTERNATIONAL
International Blue Chip    09                IIBCX                    ItlBlChp
Pacific Basin              54                FPBSX                    PcBas
European                   56                FEURX                    Europ
Latin American Growth      34                IVSLX                    LtnAmerGr
--------------------------------------------------------------------------------
SECTOR
Energy                     50                FSTEX                    Enrgy
Financial Services         57                FSFSX                    FinSvc
Gold                       51                FGLDX                    Gold
Health Sciences            52                FHLSX                    HlthSc
Leisure                    53                FLISX                    Leisur
Realty                     42                IVSRX                    Realty
Technology-Class II        55                FTCHX                    Tech
Utilities                  58                FSTUX                    Util
Worldwide Communications   39                ISWCX                    WldCom
--------------------------------------------------------------------------------
STOCK
Growth & Income            21                IVGIX                    Gro&Inc
INVESCO Endeavor           61                IVENX                    Endeavor
Blue Chip Growth           10                FLRFX                    BlChpGro
Dynamics                   20                FIDYX                    Dynm
Small Company Growth       60                FIEGX                    SmCoGth
Value Equity               46                FSEQX                    ValEq
S&P 500 Index Fund
  - Class II               23                ISPIX                    SP500II
--------------------------------------------------------------------------------
COMBINATION STOCK & BOND
Industrial Income          15                FIIIX                    IndInc
Total Return               48                FSFLX                    TotRtn
Balanced                   71                IMABX                    Bal
--------------------------------------------------------------------------------
BOND
U.S. Government Securities 32                FBDGX                    USGvt
Select Income              30                FBDSX                    SelInc
High Yield                 31                FHYPX                    HiYld
--------------------------------------------------------------------------------
TAX-EXEMPT
Tax-Free Bond              35                FTIFX                    TxFre
--------------------------------------------------------------------------------
MONEY MARKET
U.S. Government Money Fund 44                FUGXX                    InvGvtMF
Cash Reserves              25                FDSXX                    InvCshR
Tax-Free Money Fund        40                FFRXX                    InvTaxFree
Money Market Reserve       96                IMRXX                    INVESCOMMR
Tax-Exempt Reserve         95                ITTXX                    INVESCOTTE



FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                 [INVESCO Icon]
                                    INVESCO

                                   YOU SHOULD
                                KNOW WHAT
                                  INVESCO KNOWS (TM)















We're easy to stay in touch with:

Investor Services: 1-800-525-8085
PAL(R), your Personal Account Line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek, 3003 East Third Avenue, Suite 1
Denver Tech Center, 7800 East Union Avenue, Lobby Level

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, CO 80217-3706

This information must be preceded or accompanied by a current prospectus.


AEQ 9011 5/99